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                                                        SEC File Nos. 033-36962
                                                                      811-06175


                              ECLIPSE FUNDS INC.

                      ECLIPSE INTERNATIONAL EQUITY FUND

                      Supplement dated October 24, 2003
         to the Prospectus for No-Load Class and Service Class shares dated March 1, 2003

        The Board of Directors of Eclipse Funds Inc. (the "Company") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the Eclipse International Equity Fund ("Fund"). Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Directors has concluded that it is in the best interests of shareholders to liquidate the Fund.

        In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Company's distributor to cease offering shares of the Fund to new investors. Existing shareholders may continue to purchase and redeem shares of the Fund until January 23, 2004. Furthermore, existing shareholders may continue to reinvest dividends and distributions in the Fund or exchange their shares for shares of other Eclipse Funds until January 23, 2004.

        It is anticipated that the Fund will liquidate no later than January 26, 2004. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.


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